UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Huntsman Corporation
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 5, 2016. HUNTSMAN CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of PROXY SERVICES C/O COMPUTERSHARE INVESTOR SERVICES P.O. BOX 43102 PROVIDENCE, RI 02940-5068 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E02846-P73985 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 11, 2016 Date: May 5, 2016Time: 8:30 AM, CDT Location: The Westin The Woodlands 2 Waterway Square Place The Woodlands, TX 77380

Before You Vote How to Access the Proxy Materials 1) NOTICE OF ANNUAL MEETING AND PROXY STATEMENT Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E02847-P73985 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: If you would like to attend the Annual Meeting of Stockholders and vote in person, please review the requirements in the Questions and Answers section of the Proxy Statement. For directions to and a map of the location of the Annual Meeting of Stockholders visit the company's website at www.huntsman.com and click on the "Investor Relations" link. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : 2) ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2015 How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1.Election of the following six nominees as Class I directors Nominees: 01) Nolan D. Archibald 02) M. Anthony Burns 03) Peter R. Huntsman 04) Sir Robert J. Margetts 05) Wayne A. Reaud 06) Alvin V. Shoemaker The Board of Directors recommends you vote FOR the following proposals: 2. Advisory vote to approve named executive officer compensation. 3. Ratification of the appointment of Deloitte & Touche LLP as Huntsman Corporation's independent registered public accounting firm for the year ending December 31, 2016. Approval of the Huntsman 2016 Stock Incentive Plan. 4. 5. Approval of the Board's proposal to allow stockholders to request special meetings of stockholders. The Board of Directors recommends you vote AGAINST the following proposals: 6. Vote on a proposal submitted by a stockholder regarding special meetings of stockholders. 7. Vote on a proposal submitted by a stockholder regarding majority voting for the election of directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. E02848-P73985 Voting Items

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